Exhibit 99.1

Jarden Corporation

$550,000,000

7 1/2% Senior Subordinated Notes due 2017

Underwriting Agreement

New York, New York

February 7, 2007

Lehman Brothers Inc.

Citigroup Global Markets Inc.

As Representatives of the Underwriters

named in Schedule A attached hereto

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Jarden Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, $550,000,000 aggregate principal amount of its 7 1/2% Senior Subordinated Notes due 2017 (the “Notes”) guaranteed (the “Guarantees”) by the Company’s domestic subsidiaries signatory hereto (collectively, the “Guarantors”). The Notes will be issued pursuant to the terms of an indenture (the “Base Indenture”), dated as of the Closing Date (as defined in Section 3), among the Company and The Bank of New York, as Trustee (the “Trustee”), as supplemented by a supplemental indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of the Closing Date, among the Company, the Guarantors and the Trustee. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, the Disclosure Package, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 21 hereof.

In connection with the offering of the Notes, the Company and the Guarantors intend to enter into an amendment (the “Amendment”) to its credit agreement, dated as of January 24, 2005, among the Company, the lenders and letter of credit issuers party thereto, Canadian Imperial Bank of Commerce, as administrative agent, Citicorp USA, Inc., as syndication agent, and Bank of America, N.A., National City Bank of Indiana and SunTrust Bank, as co-documentation agents. The Amendment is expected to be among the Company, the Guarantors, Lehman Commercial Paper Inc., as the administrative agent, and the other lenders thereto. The entering into of the Amendment, the offering of the Notes and the use of the net proceeds from the sale of the Notes as provided under the heading “Use of Proceeds” in the Disclosure Package and the Prospectus, including the tender offer and consent solicitation for the Company’s outstanding 9 3/4% Senior Subordinated Notes due 2012 (the “Existing Notes”), are collectively referred to herein as the “Transactions.”

This agreement (this “Agreement”) is to confirm the agreement concerning the purchase of the Notes from the Company by the Underwriters.

1. Representations and Warranties.

The Company and the Guarantors, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

(a) The Company meets the requirements for the use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 on Form S-3 (File No. 333-140400), including the related Base Prospectus, for registration under the Act of the offering and sale of the Notes and related Guarantees. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Prospectuses, each of which has previously been furnished to you. The Company will file with the Commission a Prospectus relating to the Notes in accordance with Rule 424(b). As filed, the Prospectus shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; the Registration Statement or any amendment thereto, did not at the time such Registration Statement or any amendment (or any part thereof) became effective contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, not misleading; and the Prospectus (together with any supplement thereto) as of its date and the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriters consists of the information described as such in Section 9 hereof.

(c) The Disclosure Package did not, as of the Execution Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each road show that is an Issuer Free Writing Prospectus but not required to be filed pursuant to Rule 433 when taken together as whole with the Disclosure Package did not, as of the Execution Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentences do not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.

(d) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Notes in reliance on the exemption in Rule 163, and (iv) at the Execution Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Notes within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Notes and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information then contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.

(g) The Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 incorporated by reference in the Disclosure Package and the Prospectus, comply in all material respects with the requirements of the Exchange Act, and any documents so filed and incorporated by reference subsequent to the date of this Agreement and prior to or on the Closing Date, when they are filed with the Commission, shall conform in all material respects with the requirements of the Exchange Act, and when read together with the other information in the Disclosure Package or the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(i) Each of the Company and the Guarantors has been duly incorporated or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be in good standing or duly qualified (i) could not reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation the Transactions; or (ii) could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”). Other than the subsidiaries listed on Schedule D hereto (the “Significant Subsidiaries,” and each a “Significant Subsidiary”), the Company does not have any “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act.

(j) All the outstanding shares of capital stock, or equity interests in the case of a limited liability company, of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except for directors’ qualifying or nominal shares or as otherwise disclosed in the Disclosure Package and the Prospectus, all outstanding shares of capital stock or other equity interests of the subsidiaries are owned by the Company either directly or through wholly-owned, except for directors’ qualifying or nominal shares, subsidiaries free and clear of any perfected security interest or any other security interests, claims or liens, except for any such perfected security interest or any other security interests, claims or liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k) The Company’s authorized capitalization is as set forth under the heading “Capitalization” in the Disclosure Package and Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans or upon the exercise of outstanding options or warrants described in the Disclosure Package and the Prospectus). All outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

(l) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Disclosure Package and the Prospectus under the headings “Description of Other Indebtedness,” “Description of Notes” and “Material U.S. Federal Income Tax Considerations” and the statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under “Item 3. – Legal Proceedings” and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 under “Item 1. – Legal Proceedings” incorporated by reference in the Disclosure Package and the Prospectus insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings.

(m) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(n) The Indenture has been duly and validly authorized by the Company and each of the Guarantors, and when duly executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery by the Trustee), will constitute a legal, valid and binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting creditors’ rights generally and general equitable principles (regardless of whether such enforceability is considered a proceeding in equity or at law). The Indenture (i) has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and (ii) complies in all material respects as to form with the requirements of the Trust Indenture Act.

(o) The Notes have been duly and validly authorized by the Company and when duly issued by the Company in accordance with the Indenture and, assuming due authentication of the Notes by the Trustee, when delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered, and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting creditors’ rights generally and general equitable principles (regardless of whether such enforceability is considered a proceeding in equity or at law).

(p) The Guarantees have been duly and validly authorized by each of the Guarantors and, when duly endorsed on the Notes in accordance with the Indenture and assuming due authentication of the Notes by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered, and will constitute legal, valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting creditors’ rights generally and general equitable principles (regardless of whether such enforceability is considered a proceeding in equity or at law).

(q) Neither the Company nor any Guarantor is, or, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described under the heading “Use of Proceeds” in the Disclosure Package and the Prospectus, will be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(r) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the Transactions, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus.

(s) The execution, delivery and performance of this Agreement and the issuance of the Notes by the Company and the Guarantees by the Guarantors and the consummation of the Transactions have been duly authorized by all necessary corporate or limited liability, as the case may be, action and will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the certificate of incorporation, by-laws or other organizational documents of the Company or any of its subsidiaries, (ii) subject to the entering into of the

Amendment, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties; except in the case of clauses (ii) and (iii) for such conflicts, breaches or violations that could not reasonably be expected to have a Material Adverse Effect.

(t) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(u) The consolidated historical financial statements and schedules of (i) the Company and its consolidated subsidiaries, (ii) AHI (as defined herein) and (iii) Holmes (as defined herein) included or incorporated by reference in the Disclosure Package, the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles throughout the periods involved (except as otherwise noted therein).

(v) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(w) The Company and each of its Significant Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and the Prospectus and such as do not materially affect the value of the property of the Company and its subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its Significant Subsidiaries; and all real property and buildings held under lease by the Company or any of its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

(x) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its certificate of incorporation, by-laws or other organizational document, other than dormant, inactive or immaterial subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, other than such defaults in the case of clauses (ii) and (iii) which could not, individually or in the aggregate, have a Material Adverse Effect.

(y) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act.

(z) Deloitte & Touche LLP, who have certified certain financial statements of American Household, Inc. and its consolidated subsidiaries (collectively, “AHI”) and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Prospectus, were independent public accountants with respect to AHI within the meaning of the Act.

(aa) PricewaterhouseCoopers LLP, who have certified certain financial statements of The Holmes Group, Inc. and its consolidated subsidiaries (collectively, “Holmes”) and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Prospectus, were independent public accountants with respect to Holmes within the meaning of the Act.

(bb) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto) and has timely paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or with respect to which the failure to pay would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(cc) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(dd) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability except as have been disclosed by the Company or the denial of which could not reasonably be expected to have a Material Adverse Effect; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ee) No subsidiary of the Company is currently prohibited, directly or indirectly from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus (exclusive of any supplement thereto) or as set forth on Schedule 2(ee).

(ff) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to have such license, certificate, permit or authorization could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(gg) The Company and its subsidiaries, taken as a whole, maintain adequate internal controls over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”); the Company’s internal controls over financial reporting include those polices and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements. The Company and its subsidiaries’ internal controls over financial reporting are effective as of the effective date and the Company and its subsidiaries are not aware of any material weakness in their internal control over financial reporting.

(hh) The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(ii) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

(jj) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental

Laws, failure to receive required permits, licenses or other approvals, or liability could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(kk) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ll) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for the conduct of the Company’s business (collectively, the “Intellectual Property”) as now conducted or as proposed to be conducted in the Disclosure Package and the Prospectus, except where the failure to own, possess, license or have other rights to use such Intellectual Property would not reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, there are no rights of third parties to any of the Intellectual Property (other than the rights of licensors in Intellectual Property that is licensed to the Company and its subsidiaries or such rights that are not inconsistent with the Company’s rights), except for any such rights of third parties that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, there is no infringement by third parties of any of the Intellectual Property, except for any such infringement by third parties that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any of the Intellectual Property, except for any such action, suit, proceeding or claim that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any of the Intellectual Property, except for any such action, suit, proceeding or claim that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any facts that would form a reasonable basis for such action, suit, proceeding or claim. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, except for any such action, suit, proceeding or claim that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(mm) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified, except where the failure of the pension plan to satisfy such minimum funding standards would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; except as set forth on Schedule 2(mm), each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any material withdrawal liability under Section 4201 of ERISA, any material liability under Section 4062, 4063, or 4064 of ERISA, or any other material liability under Title IV of ERISA.

(nn) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(oo) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(pp) The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(qq) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(rr) Since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Prospectus, there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the

Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Disclosure Package and the Prospectus.

(ss) Immediately after the consummation of the offering of the Notes, the fair value and present fair saleable value of the assets of the Company and each of the Guarantors (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities. None of the Company or each of the Guarantors (each on a consolidated basis) is, nor will any of the Company or any of the Guarantors (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, the Indenture, the Notes and the Guarantees and the consummation of the Transactions, (A) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (B) unable to pay its debts (contingent or otherwise) as they mature or (C) otherwise insolvent.

(tt) The statistical and market-related data included or incorporated by reference in the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate and represent the good faith estimates that are made on the basis of data derived from such sources.

Any certificate signed by any officer of the Company or any of the Guarantors and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Notes and related Guarantees shall be deemed a representation and warranty by the Company or such Guarantor, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell the Notes (and cause the Guarantors to issue the Guarantees) to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company the aggregate amount of Notes set forth opposite such Underwriter’s name in Schedule A hereto. Each Underwriter will purchase such aggregate principal amount of Notes at an aggregate purchase price equal to 98.0% of the principal amount thereof (the “Purchase Price”).

3. Delivery and Payment. Delivery and payment of the Purchase Price for the Notes shall be made at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, at 9:00 A.M. (New York City time) on the fourth (fifth if the pricing occurs after 4:30 P.M. (New York City time) on any given day) Business Day after the date hereof, which date and time may be postponed by agreement among the Representatives and the Company (such date and time of delivery and payment being herein called the “Closing Date”).

On the Closing Date, one or more Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company (“DTC”), having an aggregate principal amount corresponding to the aggregate principal amount of Notes pursuant to the Agreement (collectively, the “Global Notes”) shall be delivered by the Company to the Underwriters against payment by the Underwriters of the Purchase Price thereof by wire transfer of immediately available funds to a bank account designated by the Company. The Global Notes in definitive form shall be made available to the Underwriters for inspection not later than 2:00 P.M. (New York City time) on the Business Day prior to the Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Disclosure Package and the Prospectus.

5. Agreements.

The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement (including the Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object, except for such filings the Company reasonably deems necessary to comply with federal or state securities laws or any rules of a stock exchange upon which the Company’s securities are currently listed. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the Notes, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice that would prevent its use or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or prevention and, upon such issuance, occurrence or prevention, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) The Company will prepare the Final Term Sheet, substantially in the form of Schedule C hereto and approved by the Representatives and file the Final Term Sheet pursuant to Rule 433(d) of the Act within the time period prescribed by such Rule.

(c) The Company will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Notes by an underwriter or dealer may be required under the Act, of (i) any material change in the Company’s condition (financial or otherwise), prospects, earnings, business or properties or (ii) any change in information in the Registration Statement, the Disclosure Package, the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto.

(d) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Prospectus, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (3) use its commercially reasonable efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as reasonably practicable in order to avoid any disruption in use of the Prospectus and (4) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(e) The Company will timely file such reports pursuant to the Exchange Act as are necessary to make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(f) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, one signed copy of the Registration Statement (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(g) The Company will arrange, if necessary, for the qualification of the Notes for sale under the laws of such jurisdictions as the Representatives may designate in writing and will maintain such qualifications in effect so long as required for the distribution of the Notes; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

(h) The Company agrees that, unless it obtains the prior written consent of the Representatives (which consent being deemed to have been given with respect to (A) the Final Term Sheet prepared and filed pursuant to Section 5(b) hereof and (B) any other Issuer Free Writing Prospectus identified on Schedule B hereto), and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect to (A) the Final Term Sheet prepared and filed pursuant to Section 5(b) hereof and (B) any other Issuer Free Writing Prospectus identified on Schedule B hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i) Until 90 days following the Closing Date, the Company will not offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Notes (other than the Notes), without the prior written consent of the Representatives (which consent shall note be unreasonably withheld). Notwithstanding the foregoing, the Company may redeem any of its Existing Notes in accordance with the terms of the indenture governing the Existing Notes.

(j) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

(k) The Company will comply with all agreements set forth in the representation letters of the Company to DTC relating to the acceptance of the Notes for “book entry” transfer through the facilities of DTC.

(l) The Company and the Guarantors will, for a period of twelve months following the Execution Time, furnish to the Representatives all reports or other communications (financial or other) generally made available to stockholders, and deliver such reports and communications to the Representatives as soon as they are available, unless such documents are furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and generally made available to the public.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Notes and related Guarantees shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors contained herein as of the Execution Time and the Closing Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their respective obligations hereunder (including providing all required certificates and opinions described below in forms reasonably satisfactory to the Representatives and counsel for the Underwriters) and to the following additional conditions:

(a) The Prospectus and any supplement thereto has been filed in the manner and within the time period required by Rule 424(b), and any other material required to be filed by the Company (including, without limitation, the Final Term Sheet) pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to the Representatives and complied with to the Representatives’ reasonable satisfaction.

(b) No Underwriter shall have been advised by the Company, or shall have discovered and disclosed to the Company, that the Registration Statement, the most recent Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the reasonable opinion of the Representatives or of counsel to the Underwriters, is material, or omits to state any fact which, in the opinion of the Representatives or of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) The Company shall have requested and caused Kane Kessler, P.C., counsel for the Company, to have furnished to the Representatives its opinions, dated the Closing Date, and addressed to the Representatives, in substantially the form attached hereto as Exhibit A.

(d) John Capps, Esq., general counsel to the Company, shall have furnished to the Representatives his opinion, dated the Closing Date, and addressed to the Representatives, in substantially the form attached hereto as Exhibit B.

(e) The Company shall have requested and caused one or more special counsel for the Company and the Guarantors, reasonably acceptable to the Representatives, to furnish to the Representatives its or their opinion (containing customary assumptions, qualifications, limitations and exceptions acceptable to the Representatives and counsel to the Underwriters), dated the Closing Date and addressed to the Representatives, in substantially the form attached hereto as Exhibit C.

(f) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Notes and the Guarantees, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g) Each of the Company, the Guarantors and the Trustee shall have entered into the Indenture and the Underwriters shall have received counterparts, conformed as executed, thereof.

(h) The Notes shall be eligible for clearance and settlement through DTC.

(i) The Company shall have furnished to the Representatives a certificate of the Company, dated the Closing Date, signed by the Chief Executive Officer or the President and the principal financial or accounting officer of the Company and the Guarantors shall have furnished to the Representatives a certificate of each Guarantor, dated the Closing Date, signed by an officer of such Guarantor, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and any supplements or amendments thereto and this Agreement and that:

(i) the representations and warranties of the Company and each of the Guarantors in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and each of the Guarantors has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s or such Guarantor’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto); and

(iv) they have carefully examined the Registration Statement, the Prospectus and the Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Closing Date, or (3) the Disclosure Package, as of the Execution Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j) (1) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, at the Execution Time, a letter dated as of the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the PCAOB and stating as of the Execution Time (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Disclosure Package, as of a date not more than five days prior to the Execution Time), the conclusions and findings of such firm with respect to the financial information set forth or incorporated by reference in the Disclosure Package and other matters customarily covered by accountants’ “comfort letters” to Representatives; and

(2) At the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representatives a letter, dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the PCAOB and stating as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the Closing Date), the conclusions and findings of such firm with respect to the financial information set forth in the Prospectus and other matters customarily covered by accountants’ “comfort letters” to Representatives.

(k) (1) At the Execution Time, the Representatives shall have received a certificate from the Company, signed by the Chief Financial Officer of the Company, stating that the financial information contained or incorporated by reference in the Company’s Current Report on Form 8-K, dated February 2, 2007 and set forth under the heading “Recent Developments” in the Preliminary Prospectus Supplement, dated February 2, 2007, is true and correct and fairly presents such financial information in all material respects as of the Execution Time; and

(2) On the Closing Date, the Representatives shall have received a certificate from the Company, signed by the Chief Financial Officer of the Company, stating that the financial information set forth under the heading “Recent Developments” in the Prospectus Supplement, dated February 7, 2007, is true and correct and fairly presents such financial information in all material respects, as of its date and the Closing Date.

(l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Disclosure Package and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Notes.

(m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or subsequent to the Execution Time, any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(n) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

The documents required to be delivered by this Section 6 shall be delivered at the office of Weil, Gotshal & Manges LLP, counsel for the Underwriters, at 767 Fifth Avenue, New York, New York 10153, on the Closing Date.

7. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated, to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Disclosure Package, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes and the Guarantees, including any stamp or transfer taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the Indenture, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) any registration or qualification of the Notes for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vi) any rating of the Notes by rating agencies; (vii) any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (viii) the services of the Trustee and any agent of the Trustee (including related fees and expenses of counsel for the Trustee); (ix) all fees and expenses of the Company (including fees and expenses of its counsel) and the Underwriters (but not including the fees and expenses of its counsel) in connection with approval of the Notes by DTC for “book entry” transfer; (x) the hotel expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes; (xi) one-half of the fixed and variable costs related to use of the Company’s aircraft or any other chartered aircrafts in connection with “road show” presentations; (xii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (xiii) all other costs and expenses incident to the performance by the Company of its obligations hereunder. Except as set forth herein and Section 8 below, the Underwriters shall pay their own expenses, including the fees and expenses of their counsel, transfer taxes on the resale of any of the Notes by them and any advertising expensed incurred by them in connection with the offering of the Notes.

8. Reimbursement of Underwriters’ Expenses. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Lehman Brothers Inc. on demand for all reasonable expenses (including reasonable fees and disbursements of outside counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Notes.

9. Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Notes as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, in any “issuer information” filed or required to be filed pursuant to Rule 433, or in any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriters consists of the information described as such in Section 9(b) hereof. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Guarantors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Guarantors acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Notes and, under the heading “Underwriting” the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, (ii) is only for the payment of money by each indemnified party and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Notes; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Notes) be responsible for any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is not available for any reason, then each indemnifying party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and of the indemnified party or parties on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and each of the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Guarantors, on the one hand, or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or any of the Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company and the Guarantors who shall have signed the Registration Statement and each director of the Company and the Guarantors shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Notes set forth opposite their names in Schedule A hereto bears to the principal amount of Notes set forth opposite the names of all the remaining Underwriters) the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the total principal amount of the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the total principal amount of the Notes set forth in Schedule A hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Underwriters do not purchase all the Notes, this Agreement will terminate without liability to any nondefaulting Underwriter, the Guarantors or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Guarantors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Notes, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis, including, without limitation, as a result of terrorist activities after the date hereof, the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Notes as contemplated by the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Guarantors and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Guarantors or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-497-4815), with a copy, in the case of any notice pursuant to Section 9(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421); or, if sent to the Company, will be mailed, delivered or telefaxed to 914-967-9405 and confirmed to it at 555 Theodore Fremd Avenue, Rye, New York 10580, attention of the Legal Department, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019 (Fax: 212-245-3009, attention Robert L. Lawrence, Esq. and Mitchell D. Hollander, Esq.).

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

15. No Fiduciary Duty. The Company and the Guarantors hereby acknowledge that (a) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction among the Company and the Guarantors on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are each acting as principal and not as an agent or fiduciary of the Company and the Guarantors and (c) the engagement of the Underwriters by the Company and the Guarantors in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and the Guarantors agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Guarantors on related or other matters). The Company and the Guarantors agree that they will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to them, in connection with such transaction or the process leading thereto.

16. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Guarantors may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Guarantors by such Underwriters’ investment banking divisions. The Company and the Guarantors acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

17. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, with respect to the subject matter hereof.

18. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Base Prospectus” shall mean the prospectus referred to in paragraph 1(i)(a) above contained in the Registration Statement at the Effective Date.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus, as amended and supplemented prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses identified in Schedule B hereto, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” means 1:50 p.m. (New York City time) on the date of this Agreement.

“Final Term Sheet” means the term sheet prepared pursuant to Section 5(b) of the Agreement and substantially in the form attached as Schedule C hereto.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433, including the Final Term Sheet.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Notes and the Guarantees and the offering thereof and is used prior to filing of the Prospectus, together with the Base Prospectus.

“Prospectus” shall mean the prospectus supplement relating to the Notes and the Guarantees that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements and any prospectus supplement relating to the Notes and the Guarantees that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Execution Time and, in the event any post-effective amendment thereto.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules under the Act.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Underwriters.

Very truly yours,

JARDEN CORPORATION

By:	/s/ Ian G.H. Ashken
Name:	Ian G.H. Ashken
Title:	Chief Financial Officer

Guarantors:
ALLTRISTA PLASTICS CORPORATION
AMERICAN HOUSEHOLD, INC.
BICYCLE HOLDING, INC.
BRK BRANDS, INC.
CC OUTLET, INC.
COLEMAN INTERNATIONAL HOLDINGS, LLC
COLEMAN WORLDWIDE CORPORATION
FIRST ALERT, INC.
FIRST ALERT HOLDINGS, INC.
HEARTHMARK, LLC
JARDEN ACQUISITION I, INC.
JARDEN ZINC PRODUCTS, INC.
KANSAS ACQUISITION CORP.
L.A. SERVICES, INC.
LASER ACQUISITION CORP.
QUOIN, LLC
SUNBEAM PRODUCTS, INC.
THE COLEMAN COMPANY, INC.
THE UNITED STATES PLAYING CARD COMPANY
USPC HOLDING, INC.

By:	/s/ Ian G.H. Ashken
Name:	Ian G.H. Ashken
Title:	Treasurer

HOLMES MOTOR CORPORATION

By:	/s/ Ian G.H. Ashken
Name:	Ian G.H. Ashken
Title:	Secretary

SUNBEAM AMERICAS HOLDINGS, LLC

By:	/s/ Ian G.H. Ashken
Name:	Ian G.H. Ashken
Title:	President

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

Lehman Brothers Inc.

Citigroup Global Markets Inc.

By:	Lehman Brothers Inc.

By:	/s/ Peter J. Toal
Name:	Peter J. Toal
Title:	Managing Director

By:	Citigroup Global Markets Inc.

By:	/s/ Robert H. Chen
Name:	Robert H. Chen
Title:	Director

For themselves and the other several Underwriters named in Schedule A to the foregoing Agreement.